                                                                    Exhibit 99.2



                                SIPEX CORPORATION

                                 as the Company

                                       and

                          S&F Financial Holdings Inc.,

                                as the Purchaser

                          SECURITIES PURCHASE AGREEMENT


                         Dated as of September 27, 2002

                                TABLE OF CONTENTS

                                                                                      PAGE
                                                                                      ----
SECTION 1. PURCHASE AND SALE OF NOTE AND WARRANT................................       1


SECTION 2. PURCHASER'S REPRESENTATIONS AND WARRANTIES...........................       2


SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.............       5


SECTION 4. COVENANTS............................................................      12


SECTION 5. REGISTRATION OF THE UNDERLYING SHARES................................      15


SECTION 6. CONDITIONS TO THE COMPANY'S OBLIGATION TO CLOSE......................      21


SECTION 7. CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE.....................      22


SECTION 8. MISCELLANEOUS........................................................      24

                                    SCHEDULE

Schedule A................... Wire Instructions


                                    EXHIBITS

Exhibit A.................... Form of Note
Exhibit B.................... Form of Warrant
Exhibit C.................... Form of Purchaser Questionnaire
Exhibit D.................... Form of Deed of Trust
Exhibit E.................... Proforma Policy
Exhibit F.................... Form of Certificate of the Clerk

                          SECURITIES PURCHASE AGREEMENT

        THIS SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of September 27, 2002, by and among Sipex Corporation, a Massachusetts corporation (the "Company"), and S&F Financial Holdings Inc. (the "Purchaser"), a Canadian corporation.

        THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:

        A. In accordance with the terms and conditions of this Agreement, the Company has agreed to issue and sell, and the Purchaser has agreed to purchase
(i) the Company's 5.75% Convertible Secured Note due 2007 in an aggregate amount equal to $12,000,000 (the "Principal Amount") (such note, in the form attached hereto as Exhibit A, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Note") that shall be convertible into shares of the common stock, $0.01 par value per share (the "Common Stock"), of the Company on the terms set forth in the Note and (ii) the Warrant (such Warrant, in the form attached hereto as Exhibit B, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Warrant"). The shares of Common Stock issuable upon exercise of the Note are referred to herein collectively as the "Conversion Shares." The shares of Common Stock issuable upon exercise of the Warrant are referred to herein as the "Warrant Shares," and the Conversion Shares and the Warrant Shares are referred to herein as the "Underlying Shares." The Note, the Warrant, and the Underlying Shares are referred to herein as the "Securities."

        B. The Company has agreed to provide the Purchaser with the benefit of certain registration rights with respect to the Underlying Shares under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") and applicable state securities laws, on the terms and subject to the conditions set forth herein. This Agreement, the Note, and the Warrant and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (the "Transaction") are referred to herein as the "Transaction Documents."

        NOW THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

        SECTION 1.    PURCHASE AND SALE OF NOTE AND WARRANT.

        (a) Closing of Note and Warrant.

               (1) Upon the satisfaction (or written waiver) of the conditions set forth in Sections 6 and 7 of this Agreement, the Company shall issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, the Note, together with the related Warrant (the "Closing"). The Company shall issue to Purchaser the Note and the Warrant to purchase 900,000 Warrant Shares (subject to adjustment for stock splits, stock dividends and similar transactions). The conversion price for the Note shall be $7.50 and the exercise price for the Warrant shall be $2.9458.

               (2) The date and time of the Closing (the "Closing Date") shall be 12:00 p.m., California time, on September 27, 2002 (or such other date as the parties may specify), subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 of this Agreement. The Closing shall occur on the Closing Date at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304.

        (b) Form of Payment. On the Closing Date, (i) Purchaser shall pay the Company for the Note and the Warrant to be issued and sold to such Purchaser on such Closing Date, by wire transfer of immediately available funds in accordance with the Company's written wire instructions attached hereto on Schedule A, and
(ii) the Company shall deliver to Purchaser a properly authenticated Note representing the principal amount of Note and the corresponding Warrant, duly executed on behalf of the Company and registered in the name of such Purchaser, that the Purchaser is purchasing from the Company pursuant to this Agreement.

        SECTION 2. PURCHASER'S REPRESENTATIONS AND WARRANTIES. Purchaser represents and warrants to the Company that as of the date hereof and the Closing Date:

        (a) Investment Purpose. Purchaser (i) is acquiring the Note and the Warrant, (ii) upon conversion of the Note owned by it, will acquire the Conversion Shares then issuable upon conversion thereof, and (iii) upon exercise of the Warrant held by it, will acquire the Warrant Shares then issuable upon exercise thereof for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales or distributions registered or exempted under the Securities Act.

        (b) Accredited Investor Status. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act as of the date of this Agreement.

        (c) Reliance on Exemptions. Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein and in the Note or Warrant in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities.

        (d) Information. Purchaser believes it (i) has been furnished with or believes it has had full access to all of the information that it considers necessary or appropriate for deciding whether to purchase the Securities, (ii) has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities, (iii) can bear the economic risk of a total loss of its investment in the Securities and
(iv) has such knowledge and experience in business and financial matters so as to enable it to understand the risks of and form an investment decision with respect to its investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by Purchaser or its advisors, if any, or its representatives shall limit, modify, amend or affect the Company's representations and warranties contained in this Agreement and the Purchaser's right to rely thereon.

        (e) No Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

        (f) Transfer or Resale. Purchaser understands that, except as provided in Section 5 herein, none of the Securities have been or will be registered under the Securities Act or any state securities laws, and the Securities may not be offered for sale, sold, assigned or transferred without registration under the Securities Act or an exemption therefrom and that, in the absence of an effective registration statement under the Securities Act, such Securities may only be sold under certain circumstances as set forth in the Securities Act.

        (g) Legends.

               (1) Purchaser understands that, until the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision), the Note and Warrant (and all securities issued in exchange therefor or in substitution thereof, other than Underlying Securities, which shall bear the legend set forth in Section 2(g)(2) of this Agreement, if applicable) shall bear a legend in substantially the following form:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

        The legend set forth above shall be removed and the Company shall issue a new Note or Warrant, as appropriate, of like tenor and aggregate principal amount or number of shares, as appropriate, and which shall not bear the restrictive legends required by this Section 2(g)(1), (i) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of the Note or Warrant, as appropriate, may be made without registration under the Securities Act, or (ii) upon expiration of the two-year holding period under Rule 144(k) of the Securities Act (or any successor rule). The Company shall not require such opinion of counsel for the sale of Securities in accordance with Rule 144 of the Securities Act in the event that the Seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.

               (2) Such Purchaser understands that, until the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision) with respect to the Underlying Shares issued upon conversion of the Note or exercise of the Warrant, as the case may be, any stock certificate representing Underlying Shares issued upon conversion of the Note or exercise of the Warrant shall bear a legend in substantially the following form unless the Note submitted for conversion or the Warrant submitted for Cashless Exercises (as defined in the Warrant), as the case may be, do not bear the legend specified in Section 2(g)(1):

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

        The legend set forth above shall be removed and the Company shall issue the Underlying Securities without such legend to the holder of the Underlying Securities upon which it is stamped, (i) if such Underlying Securities have been resold or transferred pursuant to the registration statement contemplated by
Section 5 herein and the registration statement was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of the Securities may be made without registration under the Securities Act, or (iii) upon expiration of the two-year period under Rule 144(k) of the Securities Act (or any successor rule). The Company shall not require such opinion of counsel for the sale of Securities in accordance with Rule 144 of the Securities Act, provided that the Seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.

               (3) Purchaser understands that, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), (i) each reference in Sections 2(g)(1) and 2(g)(2) of this Agreement to "two (2) years", the "two-year period" or "two-year holding period" shall be deemed for all purposes of this Agreement to be references to such changed period, and (ii) all corresponding references in the Note and the Warrant shall be deemed for all purposes to be references to the changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.

        (h) Authorization; Enforcement; Validity. The Transaction Documents have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their terms, subject as to enforceability to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as the indemnification agreements of Purchaser may be legally unenforceable.

        (i) Residency. Purchaser is a resident of that country or state specified in its address on the signature page hereto and executed by it.

        (j) Additional Acknowledgement. Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, the Note and the Warrant, that it has independently determined to enter into the transactions contemplated hereby and thereby.

        With the exception of Section 2(h), the Purchaser's representations and warranties made in this Section 2 are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Note and Warrant pursuant to this Agreement complies with applicable United States federal and state securities laws and not for any other purpose. Accordingly, other than Section 2(h), the Company should not rely on such representations and warranties for any other purpose.

        SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Purchaser that as of the date hereof subject to such exceptions as set forth in a Disclosure Schedule:

        (a) Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its subsidiaries listed on Exhibit 21.1 to its Annual Report on Form 10-K for the year ended December 31, 2001 (the "Subsidiaries") has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, including all exhibits, supplements and amendments thereto, and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 30, 2002 and June 29, 2002, including all exhibits, supplements and amendments thereto (the "SEC Filings"), and is registered or qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect, and to the Company's knowledge, no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. As used in this Agreement, "Material Adverse Effect" means any material adverse effect upon (i) the business, financial condition, results of operations, assets, properties or operations of the Company and its Subsidiaries, considered as one enterprise, or
(ii) the Company's ability to perform its obligations under this Agreement. No subsidiary of the Company is a "significant subsidiary" of the Company as such term is defined in Rule 1-02(w) of Regulation S-X.

        (b) Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Transaction Documents, and the Transaction Documents and the transactions contemplated thereby have been duly authorized by the Company and its Board of Directors and no further consent or authorization by the Company, its Board of Directors or its shareholders is required. The Transaction Documents have been validly executed and delivered by the Company and constitute legal, valid and binding agreements of the

Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Note and Warrant being purchased by the Purchaser hereunder will, upon issuance pursuant to the terms hereof, be duly authorized, validly issued, fully paid and nonassessable, and shall be free from all liens, claims and encumbrances, except encumbrances or restrictions arising under U.S. federal or state securities laws, with respect to the issuance thereof, and the Purchaser shall be entitled to all the rights set forth therein.

        (c) Non-Contravention. The execution, delivery and performance of the Transaction Documents, including without limitation the issuance and sale of the Note and Warrant to be sold by the Company under the Transaction Documents, the fulfillment of the terms of the Transaction Documents and the consummation of the transactions contemplated thereby, will not (A) constitute a violation of, or default (with the passage of time or otherwise) under (i) any bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound when such violation, conflict or default, individually, or in the aggregate, would have a Material Adverse Effect, (ii) the articles of organization, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties when such violation, conflict or default would have a Material Adverse Effect, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or any Subsidiary (other than the lien of the Deed of Trust on the property to be subject to the Deed of Trust) or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Company or any Subsidiary is subject where such lien or other restriction would have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution, delivery and performance of the Transaction Documents, including without limitation the valid issuance and sale of the Securities to be sold pursuant to the Transaction Documents, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws. Assuming the accuracy of the representations made by Purchaser in Section 2 and, with respect to the exercise of the Warrant, the accuracy of the representations made by Purchaser in the Notice of Exercise attached to the Warrant, the issuance by the Company of the Note and Warrant is exempt from registration under the Securities Act and the issuance of the Underlying Shares upon conversion the Note and exercise of the Warrant, will be exempt from registration under the Securities Act under applicable rules and regulations as currently in effect.

        (d) Capitalization. The Company's authorized capital stock as of September 13, 2002 consisted of (i) 40,000,000 shares of Common Stock, $0.01 par value per share, of which 27,955,682 shares are issued and outstanding, 4,433,123 are reserved for issuance under the Company's 1994 Stock Option and Incentive Plan, 1996 Stock Option and Incentive Plan, 1996 Non-Employee Director Stock Option Plan, 1997 Incentive Stock Option Plan, Sipex Corporation 1999 Stock Plan, 2000 Non-Qualified Stock Option Plan, 2001 Stock Option Plan, 2002 Nonstatutory Stock Option Plan, and 1996 Employee Stock Purchase Plan ("Employee Benefit Plans"), 1,885,700 shares are reserved for issuance pursuant to options outside the Employee Benefit Plans and (ii) 1,000,000 shares of Preferred Stock, $0.01 par value per share, of which no shares are issued and outstanding. The Company has not issued any capital stock since that date other than pursuant to
(i) the Employee Benefit Plans, or (ii) upon exercise of outstanding warrants or options disclosed in the SEC Filings. The Company has no stock option or stock purchase plans or other equity incentive plans of any kind other than the Employee Benefit Plans. The Underlying Shares to be sold by the Company pursuant to the Transaction Documents have been duly authorized, and when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and will be free from all taxes, liens and charges with respect to the issuance thereof, with the holder thereof entitled to all rights accorded to holders of Common Stock of the Company, generally. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth herein or in the SEC Filings, there are no (i) outstanding rights (including, without limitation, preemptive rights with respect to issuances by the Company of any securities, including without limitation the Securities, of the Company), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, (ii) contracts, commitments, agreements, understandings or arrangements of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, or of any such convertible or exchangeable securities or any such rights, warrants or options, (iii) outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or any Subsidiary, (iv) securities or other instruments containing anti-dilution or similar provisions that will be triggered by the issuance of any of the Securities under this Agreement, or (v) stock appreciation rights or "phantom stock" plans or agreements or any similar plan or arrangement. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right (except as set forth herein), or other similar right exists with respect to any of the Securities or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the SEC Filings. The Company has no outstanding indebtedness for borrowed money and no agreement, other than that certain Amended and Restated Revolving Credit Loan and Security Agreement (Accounts and Inventory) dated March 22, 2001 by and between the Company and Comerica Bank - California, as amended (the "Credit Agreement"), providing for indebtedness for borrowed money. Except as disclosed in the SEC Filings, there are no shareholder rights plans, stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

        (e) Legal Proceedings. There is no material action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business, property, Common Stock, officers or directors (in their capacities as such) of the Company or any Subsidiary is subject that is not disclosed in the SEC Filings, except where the same would not result, either individually or in the aggregate, in a Material Adverse Effect.

        (f) No Violations. Neither the Company nor any Subsidiary (i) is in violation of its charter, bylaws, or other organizational document, (ii) is in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or (iii) is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would be reasonably likely to have a Material Adverse Effect.

        (g) Governmental Permits, Etc. Each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the SEC Filings except where the failure to currently possess will not have a Material Adverse Effect.

        (h) Intellectual Property. Except as specifically disclosed in the SEC Filings, (i) each of the Company and its Subsidiaries owns or possesses sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, mask works, trade secrets, trade names, know-how, moral rights, confidential and proprietary information, compositions of matter, formulas, designs and proprietary rights (collectively, "Intellectual Property") described or referred to in the SEC Filings as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as described in the SEC Filings, except where the failure to currently own or possess would not have a Material Adverse Effect, and (ii) to the Company's knowledge, neither the Company nor any of its Subsidiaries is infringing, or has received any notice of or has any knowledge of any asserted infringement by the Company or any of its Subsidiaries of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect. To the Company's knowledge, there is no claim, action or proceeding being overtly threatened against, but which has not been made or brought against, the Company or the Subsidiaries regarding its Intellectual Property or infringement of other intellectual property rights which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. To the Company's knowledge, no third party has any ownership right, title, interest, claim in or lien on any of the Company's Intellectual Property and the Company has taken, and in the future the Company will use its reasonable effort to take, all steps reasonably necessary to preserve its legal rights in, and the secrecy of, all its Intellectual Property. To the Company's knowledge, there is no material unauthorized use, infringement or misappropriation of any Intellectual Property of the Company or any of the Subsidiaries by any third party.

        (i) Environmental Matters.

               (1) Except as would not reasonably be likely to result in a material liability to the Company, no underground storage tanks and no amount of any substance that has been designated by any governmental agency or by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including without limitation, PCBs, asbestos, petroleum, urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended to date, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended to date, and the regulations promulgated pursuant to said laws, but excluding routine quantities of office and janitorial supplies (a "Hazardous Material"), are present as a result of the actions of the Company, or, to the Company's knowledge, as a result of the actions of a third party, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that the Company or any of its subsidiaries currently owns, operates, occupies or leases, or to the Company's knowledge, were present on any other real property at the time it ceased to be owned, operated, occupied or leased by the Company as a result of the actions of the Company, or to the Company's knowledge as a result of the actions of a third party.

               (2) Except as would not reasonably be likely to result in a material liability to the Company (in any individual case or in the aggregate), neither the Company nor any Subsidiary has transported, stored, used, manufactured, disposed of or arranged for the disposal of, released or exposed its employees or others to Hazardous Materials in violation of any federal, state or local law, rule, regulation, treaty or statute in effect before the Closing Date related to protection of human health, safety, and the environment, including natural resources (collectively, "Environmental Laws").

               (3) Except as would not reasonably be likely to result in a material liability to the Company, the Company and the Subsidiaries currently hold and are in compliance with all approvals, permits, licenses, clearances and consents required under Environmental Laws for the conduct of the Company's and the Subsidiaries' businesses as currently being conducted.

               (4) No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending, or to the Company's knowledge, threatened, alleging that the Company or any of the Subsidiaries are in violation of or liable under any Environmental Law.

        (j) No General Solicitation; No Integration. Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Shares, the Notes and the Warrants. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be integrated with the Underlying Shares, the Note and the Warrant sold pursuant to this Agreement.

        (k) Interested Party Transactions. To the knowledge of the Company, except as set forth in the SEC Filings, no officer or director of the Company or the Subsidiaries or any "affiliate" or "associate" (as those terms are defined in Rule 405 promulgated under the 1933 Act) of any such person has had, either directly or indirectly, a material interest in: (i) any person or entity which purchases from or sells, licenses or furnishes to the Company any goods, property, technology, intellectual or other property rights or services; or (ii) any contract or agreement to which the Company is a party or by which it may be bound or affected.

        (l) Credit Agreement. As of the date hereof, there are no amounts outstanding under the Credit Agreement.

        (m) Financial Statements. The financial statements of the Company and the related notes contained in the SEC Filings (all such financial statements, the "Financial Statements") present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such Financial Statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as disclosed in the SEC Filings. The other financial information contained in the SEC Filings has been prepared on a basis consistent with the financial statements of the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain assets accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (n) No Material Adverse Change. Since June 29, 2002, the Company has not experienced or suffered events or conditions which have, in the aggregate, caused a Material Adverse Effect.

        (o) Disclosure. The information contained in the SEC Filings, excluding exhibits thereto, including without limitation all information incorporated therein by reference, as of the date hereof and as of the Closing Date, did not and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (p) NASDAQ Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Securities and Exchange Commission (the "SEC") or the NASD is contemplating terminating such registration or listing.

        (q) Reporting Status. The Company has filed in a timely manner (or pursuant to applicable extension periods) all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the twelve (12) months preceding the date of this Agreement (the "SEC Documents"). The SEC Documents, as amended, and all other materials filed with the SEC during such period complied in all material respects with the SEC's requirements as of their respective filing dates or amendment dates, and the information contained therein did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. As of the date hereof, the Company meets the requirements for use of Form S-3 for registration of the resale of the Underlying Shares. The Company is not required to file and will not be required to file any agreement, note lease, mortgage, deed or other instrument entered into prior to the date hereof and to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound which has not been previously filed as an exhibit to its reports filed with the SEC under the Exchange Act.

        (r) Listing. The Company shall, upon conversion of the Note or exercise of the Warrant, comply with all requirements of the NASD with respect to the issuance of the Underlying Shares and the listing thereof on the Nasdaq National Market.

        (s) No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the transactions contemplated hereby or the sale or resale of the Underlying Shares.

        (t) Company not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and immediately after receipt of payment for the Shares will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

        (u) Brokers or Finders. The Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

        (v) Deed of Trust. Except for the recording of a Notice of Intent to Preserve Security Interest pursuant to California Civil Code Sections 880.310-880.370, after the Deed of Trust (as defined in Section 6(a) hereof) has been recorded in the Official Records of Santa Clara County, California, it will not be necessary to re-record, re-register or re-file the Deed of Trust in order to maintain the priority of the liens and security interests created thereby. There will be no mortgage taxes or filing fees payable upon the recording and filing of such documents except (i) normal recording and filing fees payable to the County Recorder of Santa Clara County, California in connection therewith,
(ii) transfer taxes assessed in connection with any transfer of the Property (as defined in the Deed of Trust) or interest therein, and (iii) any fee or charge payable to any entity whose services may have been used to assist in such recordation and filing.

        (w) Canadian Representations. The Company further represents and warrants to the Purchaser that, as at the date of issuance of the Note and
Warrant:

               (1) the Company is not a "reporting issuer" (or the equivalent) in any Canadian provincial or territorial jurisdiction;

               (2) to the best of the Company's knowledge, after reasonable inquiry, after giving effect to the issuance of the Note and Warrant and any other securities that are to be issued at the same time as or as part of the same distribution as the Note and Warrant, and assuming the conversion thereof for shares of Common Stock, residents of Canada:

                      (a) do not own directly or indirectly more than 10 percent of the outstanding shares of Common Stock; and

                      (b) do not represent in number more than 10 percent of the total number of owners directly or indirectly of shares of Common Stock.

        SECTION 4.COVENANTS.

        (a) Reasonable Efforts. The parties shall use all reasonable efforts to timely satisfy each of the conditions described in Sections 6 and 7 of this Agreement.

        (b) Consents. The Company will use all reasonable efforts to obtain all consents, approvals, authorizations or other orders of, or registration, qualification or filing with, any regulatory body, administrative agency or other governmental body in the United States or any other person that is required for the execution, delivery and performance of the Transaction Documents, including without limitation the valid issuance and sale of the Securities to be sold pursuant to the Transaction Documents.

        (c) Form D; Blue Sky Laws. The Company shall file a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to the Purchaser promptly after such filing. The Company shall take such action at its own cost and expense, as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser.

        (d) Reservation of Shares. The Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance, no less than 100% of the number of shares of Common Stock needed to provide for the issuance of the Underlying Shares.

        (e) Certain Reports and Other Information. Concurrently with the distribution to holders of the Common Stock (or holders of any other equity securities of the Company) so long as the Note or Warrant remains outstanding, the Company will provide to the Purchaser copies of all reports, notices, and other information as the Company shall make available generally to the holders of its equity securities.

        (f) Reporting Status. Until the later of (i) the date as of which the Purchaser may sell all of the Underlying Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) and (ii) the last date on which the Note or the Warrant remains outstanding (the "Reporting Period"), the Company shall file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination, other than as a result of a Change of Control (as such term is defined in the Note and the Warrant, respectively) provided that the Company is in compliance with the terms of the Note and the Warrant with respect to such Change of Control.

        (g) Listing. The Company shall promptly secure the listing of all of the Underlying Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance, as required by each such national securities exchange and automated quotation system) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Underlying Shares from time to time issuable under the terms of the Transaction Documents. The Company shall use all reasonable efforts to maintain the Common Stock's authorization for quotation on the Nasdaq National Market (the "Principal Market"). Neither the Company nor any of its Material Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock from the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this
Section 4(g).

        (h) Redemptions and Dividends. For so long as the Note is outstanding, without the prior written approval of the Purchaser, the Company shall not repurchase, redeem, or declare or pay any cash dividend or distribution on, any shares of capital stock of the Company.

        (i) Right of First Refusal. As long as the Note is outstanding, the Purchaser has the right of first refusal to purchase its Pro Rata Share (as defined below), of all (or any part) of any "New

Securities" (as defined below) that the Company may from time to time issue after the date of this Agreement until the second anniversary of the Closing Date; provided, however, that the sum of (x) the aggregate number of New Securities available for purchase by the Purchaser pursuant to this Section 7(i) and (y) the number of Underlying Shares as of the date hereof (assuming full conversion of the Note and full exercise of the Warrant) shall not exceed 19.9% of the total number of shares of Common Stock of the Company outstanding as of the date hereof. Purchaser's "Pro Rata Share" for purposes of this right of first refusal is the ratio of (a) the number of Underlying Shares held by Purchaser or subject to any unexercised portion of the Warrant or unconverted portion of the Note at the time of the issuance of such New Securities, to (b) the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all outstanding convertible or exercisable securities, options or warrants, other than options issued to officers, directors, employees, consultants, contractors or advisors under any employee or director benefit plan or any other purchase plan, stock grant or other agreement).

               (1) New Securities. "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such capital stock; provided, however, that the term "New Securities" does not include: (i) capital stock issued or issuable upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) capital stock issued or issuable to officers, directors, employees, consultants, contractors or advisors upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or director benefit plan of the Company now existing or to be implemented in the future or any other purchase plan, stock grant or other agreement, approved by a committee of independent directors of the Company or the Company's Board of Directors; (iii) the Underlying Shares in accordance with terms of the Securities Purchase Agreement; (iv) any securities issued to strategic partners (A) investing in connection with a commercial relationship with the Company or (B) providing the Company with equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar transactions; or (v) any securities issued in connection with the acquisition of a business pursuant to an asset purchase, securities purchase, merger or similar transaction.

               (2) Procedures. In the event that the Company proposes to undertake an issuance of New Securities, it shall give to Purchaser a written notice of its intention to issue New Securities (the "Pro Rata Rights Notice"), describing the type of New Securities and the price and the general terms upon which the Company proposes to issue such New Securities. Purchaser shall have 5 business days from the date such Pro Rata Rights Notice is delivered hereunder, to agree in writing to purchase Purchaser's Pro Rata Share of such New Securities for the price and upon the general terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed Purchaser's Pro Rata Share). If Purchaser fails to so agree in writing within such 5 business day period to purchase its full Pro Rata Share of an offering of New Securities, then Purchaser shall forfeit the right hereunder to purchase that part of his Pro Rata Share of such New Securities that he, she or it did not so agree to purchase.

               (3) Failure to Exercise. In the event that the Purchaser fails to exercise in full the right of first refusal within such 5 business day period, then the Company shall have one hundred twenty (120) days thereafter to sell the New Securities with respect to which the Purchaser's right of first refusal hereunder was not exercised, at a price and upon general terms not materially more favorable to the purchasers thereof than specified in the Company's Notice to the Rights Holders. In the event that the Company has not issued and sold the New Securities within such one hundred twenty (120) day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Purchaser pursuant to this Section 4(i).

        (j) No Encumbrance of Property. For so long as the Note is outstanding, without the prior written approval of the Purchaser, the Company shall not create, incur, assume or suffer to exist any mortgage, pledge, lien, security interest or other encumbrance of any kind on the Property (as defined in the Deed of Trust) except for (i) liens for taxes, assessments, fees and other governmental charges, and for claims the payment of which is not yet overdue or is being contested in good faith (and for which adequate reserves have been established by the Company on its books in conformity with GAAP), (ii) statutory liens of landlords, carriers, warehousemen, processors, mechanics, materialmen or suppliers incurred in the ordinary course of business and securing amounts not yet due or declared to be due by the claimant thereunder; (iii) liens or security interests in favor of Purchaser; (iv) zoning restrictions and easements, licenses, covenants and other restrictions affecting the use of real property that do not individually or in the aggregate have a material adverse effect on the ability of the Company and its Subsidiaries to use such real property for its intended purpose in connection with its business; or (v) matters disclosed in the title insurance report.

        SECTION 5.    REGISTRATION OF THE UNDERLYING SHARES.

        (a) Resale S-3 Registration Procedures and Other Matters. The Company shall:

               (1) subject to receipt of the information called for by the questionnaire attached to this Agreement as Exhibit C from the Purchaser after prompt written request from the Company to the Purchaser to provide such information, prepare and file with the SEC, within nine months after the Closing Date, a registration statement on Form S-3 promulgated under the Securities Act (the "Registration Statement") to enable the resale of the Underlying Shares by the Purchaser from time to time through the automated quotation system of the Nasdaq National Market or in privately-negotiated transactions;

               (2) cause the Registration Statement to become effective within thirty (30) days following the first anniversary of the Closing Date (the "Effectiveness Target Date");

               (3) prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not to exceed the earlier of (i) the first date on which the Purchaser may sell all Underlying Shares then held or issuable upon conversion of the Note or exercise of the Warrant within a ninety (90) day period pursuant to Rule 144(k) under the Securities Act or any other rule of similar effect, or (ii) such time as all Underlying Shares have been sold;

               (4) furnish to the Purchaser with respect to the Underlying Shares registered under the Registration Statement such number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Underlying Shares by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

               (5) file documents required of the Company for blue sky clearance
(x) in all U.S. jurisdictions in which any of the Underlying Shares are originally sold and (y) in states where specified in writing by Purchaser; provided, however, that, as to clause (y), the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

               (6) bear all expenses in connection with the procedures in paragraph (1) through (5) of this Section 5(a) and the registration of the Underlying Shares pursuant to the Registration Statement; including the reasonable fees and expenses, if any, of one counsel to the Purchaser, but excluding underwriting discounts, brokerage fees and commissions incurred by the Purchaser;

               (7) advise the Purchaser promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

               (8) if it determines to register any of its equity securities either for its own account or for the account of other shareholders at any time after the Note becomes convertible until the Final Maturity Date of the Note (as defined therein), other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a SEC Rule 145 transaction or (iii) a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Securities, advise Purchaser as soon as reasonably possible prior to filing any such registration statement under the Securities Act and discuss the feasibility of including Underlying Shares in such registration statement.

        (b) Transfer of Underlying Shares After Registration; Suspension.

               (1) The Purchaser agrees that it will not effect any disposition of the Underlying Shares under the Registration Statement referred to in Section 5(a) above except as contemplated in such Registration Statement and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution; provided, however, that nothing in this section shall in any way limit Purchaser's ability to transfer or otherwise dispose of any of the Securities as permitted by any other section of this Agreement and applicable law.

               (2) Except in the event that paragraph (3) below applies, the Company shall (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Underlying Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Purchaser copies of any documents filed pursuant to
Section 5(b)(2)(i); and (iii) inform Purchaser that the Company has complied with its obligations in Section 5(b)(2)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Purchaser to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchaser pursuant to Section 5(b)(2)(i) hereof when the amendment has become effective).

               (3) Subject to paragraph (4) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Underlying Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which in the good faith judgment of the Company's Board of Directors, upon advice of counsel, would necessitate the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall, deliver a certificate in writing to the Purchaser (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchaser will refrain from selling any Underlying Shares pursuant to the Registration Statement (a "Suspension") until the Purchaser's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as expeditiously as practicable after the delivery of a Suspension Notice to the Purchaser. In addition to, and without limiting any other remedies (including, without limitation, at law or at equity) available to Purchaser, the Purchaser shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 5(b)(3).

               (4) Notwithstanding the foregoing paragraphs of this
Section 5(b), the Purchaser shall not be prohibited from selling Underlying Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than thirty (30) days in any twelve (12) month period, and shall not be prohibited from selling Underlying Shares under the Registration Statement as a result of a Suspension for at least thirty (30) days after any Mandatory Conversion Date (as defined in the Note), except that, following the second anniversary of the Closing Date, if in the good faith judgment of the Company's Board of Directors, upon advice of counsel, the sale of Underlying Shares under the Registration Statement in reliance on this
Section 5(b)(4) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company, the Company shall not be subject to the restrictions in this Section 5(b)(4), but shall, in any event, otherwise comply with all other provisions of this Section 5(b), and use all reasonable efforts to promptly restore Purchaser's ability to sell Underlying Shares under the Registration Statement.

               (5) Provided that a Suspension is not then in effect, the Purchaser may sell Underlying Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Underlying Shares.

        (c) Indemnification.  For the purpose of this Section 5(c):

        (i) the term "Selling Stockholder" shall include the Purchaser and any officer, director, trustee or affiliate of such Purchaser; and

        (ii) the term "Registration Statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 5(a).

               (1) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement, or alleged untrue statement, or any omission or alleged omission to state a material fact required to be stated in a Registration Statement, or necessary to make the statements therein, in light of the circumstances under which they were made not misleading, at the time of effectiveness of the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, (x) an untrue statement made or alleged untrue statement or omission or alleged omission in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, (y) the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 5(b) hereof respecting sale of the Underlying Shares, or
(z) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

               (2) The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon , (i) any failure by such Purchaser to comply with the covenants and agreements contained in Section 4(b) hereof respecting sale of the Underlying Shares, or (ii) any untrue statement, or alleged untrue statement, or any omission or alleged omission to state a material fact contained required to be stated in a Registration Statement, or necessary to make the statements therein, in light of the circumstances under which they were made not misleading, if such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, and the Purchaser will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that the Purchaser's obligation to indemnify the Company shall be limited to the amount received by the Purchaser from the sale of the Underlying Shares.

               (3) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5(c), such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 5(c) (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 5(c). Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

               (4) If the indemnification provided for in this Section 5(c) is unavailable to or insufficient to hold harmless an indemnified party under
Section 5(c) (1) or 4(c)(2) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchaser as well as any other Selling Stockholders under such Registration Statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement or omission, whether the untrue statement or omission relates to information supplied by the Company on the one hand or the Purchaser or other Selling Stockholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 4(c)(4) were determined by pro rata allocation (even if the Purchaser and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 5(c)(4). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 5(c)(4) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(c)(4), the Purchaser and the other Selling Stockholders shall not be required to contribute any amount in excess of the amount by which the amount received by the Purchaser and other Selling Stockholders from the sale of the Underlying Shares to which such loss relates exceeds the amount of any damages which Purchaser or such other Selling Stockholder has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (5) The Purchaser hereby acknowledges that it is a sophisticated business person who was represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this
Section 5(c), and is fully informed regarding said provisions. Purchaser further acknowledges that the provisions of this Section 5(c) fairly allocate the risks in light of the ability of the Purchaser to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Act and the Exchange Act.

        (d) Termination of Conditions and Obligations. The conditions precedent imposed by this Section 5 upon the transferability of the Underlying Shares shall cease and terminate as to any particular number of the Underlying Shares when such Underlying Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Underlying Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

        (e) Information Available. So long as the Registration Statement is effective covering the resale of Underlying Shares owned by the Purchaser, the Company will furnish to or otherwise make available to the Purchaser upon the Purchaser's request:

               (1) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

               (2) all exhibits excluded by the parenthetical to subparagraph (a) of this Section 5(e) as filed with the SEC and all other information that is made available to shareholders;

               (3) a full copy of the Registration Statement; and

               (4) an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses; and upon the reasonable request of the Purchaser, the Company will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Underlying Shares and will otherwise cooperate with the Purchaser for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with Purchaser until and unless the Purchaser shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

        SECTION 6. CONDITIONS TO THE COMPANY'S OBLIGATION TO CLOSE. The obligation of the Company to issue and sell the Note and the Warrant to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing Purchaser with prior written notice thereof:

        (a) Transaction Documents. Purchaser shall have executed each of the Transaction Documents to which it is a party and delivered the same to First American Title Insurance Company ("Title Company"), 1737 North First Street, Suite 100, San Jose CA 95112 (other than this Agreement, which shall have been delivered to the Company), and the Title Company shall have issued or committed to issue to Purchaser Title Company's lender's policy of title insurance (ALTA 1970 form) for $12,000,000, insuring the first lien priority of the Deed of Trust, such policy of title insurance to be in conformity with the Proforma Policy attached hereto as Exhibit E, provided that Purchaser shall be the beneficiary.

        (b) Payment of Purchase Price. Purchaser shall have delivered to the Company the purchase price for the Note and the Warrant being purchased by such Purchaser at the Closing by the Closing Date by wire transfer of immediately available funds pursuant to the wire instructions attached hereto as Schedule A.

        (c) Representations and Warranties; Covenants. The representations and warranties of such Purchaser shall be true, correct and complete in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)), and such Purchaser shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

        SECTION 7. CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE. The obligation of Purchaser hereunder to purchase the Note and the Warrant from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Purchaser's sole benefit and may be waived by Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

        (a) Transaction Documents. The Company shall have (i) executed each of the Transaction Documents and delivered the same to the Title Company (other than this Agreement, which shall have been delivered to the Purchaser), and (ii) executed and delivered the Deed of Trust, in the form attached hereto as Exhibit D (the "Deed of Trust"), to the Title Company, for recordation in the Office of the Recorder of Santa Clara County, and the Title Company shall have issued or committed to issue to Purchaser Title Company's lender's policy of title insurance (ALTA 1970 form) for $12,000,000, insuring the first lien priority of the Deed of Trust, such policy of title insurance to be in conformity with the Proforma Policy attached hereto as Exhibit E, provided that Purchaser shall be the beneficiary.

        (b) No Delisting of Common Stock. The Common Stock (i) shall be designated for quotation or listed on the Nasdaq National Market (the "Principal Market") and (ii) shall not have been suspended by the Commission or the Principal Market from trading on the Principal Market nor shall suspension by the Commission or the Principal Market have been threatened either (A) in writing by the Commission or the Principal Market or (B) by the Company falling below the minimum listing maintenance requirements of the Principal Market; and the Conversion Shares issuable upon conversion of the Note (without regard to any limitations on conversions) and the

Warrant Shares issuable upon exercise of the Warrant (without regard to any limitations on exercises) shall be designated for quotation or listed upon the Principal Market.

        (c) Representations and Warranties; Covenants. The representations and warranties of the Company shall be true, correct and complete in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)) and the Company shall have performed, satisfied and complied with in all respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, executed by the principal financial officer of the Company, dated as of the Closing Date, to the foregoing effect.

        (d) Reservation of Common Stock. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Note and the exercise of the Warrant, 2,500,000 shares of its Common Stock.

        (e) Good Standing Certificates. The Company shall have delivered to Purchaser a certificate evidencing the incorporation and good standing of the Company in Massachusetts issued by the Secretary of the Commonwealth of Massachusetts as of a date within ten days of the Closing Date and a certified copy of the Company's articles of organization, certified by the Secretary of the Commonwealth of Massachusetts, as of a date within ten days of the Closing Date.

        (f) Certificate of the Clerk. The Company shall have delivered to such Purchaser a clerk's certificate, in the form attached hereto as Exhibit F and dated as of the Closing Date, certifying as to adoption without subsequent modification or amendment of the form of resolutions of the Board of Directors of the Company consistent with Section 3(b) of this Agreement and certifying as to the Company's articles of organization and by-laws, each as in effect at the Closing.

        (g) Filings; Authorizations. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws, except for any filings that may be made after the Closing.

        (h) No Injunctions. No temporary restraining order, preliminary or permanent injunction or other order or decree, and no other legal restraint or prohibition shall exist which prevents or arguably prevents the consummation of the transactions contemplated by the Transaction Documents, nor shall any proceeding have been commenced or threatened with respect to the foregoing.

        (i) No Material Adverse Effect. Between the time of execution of this Agreement and the Closing Date, no Material Adverse Effect shall occur or become known (whether or not arising in the ordinary course of business).

        (j) Canadian Securities Clearance. The Company shall have received an order, in a form reasonably acceptable to the Purchaser, from the Quebec Securities Commission granting relief from the registration and prospectus requirements under the securities laws of the Province of Quebec in connection with the issuance by the Company of the Note and Warrant to the Purchaser, which order shall not impose any restrictions or conditions on (i) the conversion of the Note or the exercise of the Warrant, or
(ii) the sale of any or all of the shares of Common Stock underlying the Note or the Warrant provided that such sale is through an exchange or market outside of the Province of Quebec.

        SECTION 8.    MISCELLANEOUS.

        (a) Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be deemed to be a contract made under the laws of the State of California, and for all purposes shall be, governed by, and considered in accordance with, the law of the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Santa Clara County, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

        (b) Counterparts. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

        (c) Headings. The headings of this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (d) Entire Agreement. This Agreement, the Note and the Warrant and the documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Note and the Warrant supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

        (e) Amendments. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and Purchaser.

        (f) Waivers. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Purchaser. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

        (g) Expenses. The Company and Purchaser shall bear their own legal and other expenses with respect to this Agreement and the transactions contemplated hereby.

        (h) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided that such notice is also delivered via regular mail; or (iii) 1 Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

        If to the Company:

                             Sipex Corporation
                             22 Linnell Circle
                             Billerica, MA 01821
                             Telephone:  (978) 667-8700
                             Facsimile:  (978) 670-9001
                             Attention: Frank R. DiPietro, CFO

        with a copy to:

                             Wilson Sonsini Goodrich & Rosati
                             650 Page Mill Road
                             Palo Alto, CA 94304
                             Telephone:  (650) 493-9300
                             Facsimile:  (650) 493-6811
                             Attention:  Robert G. Day

        If to Purchaser, to its address and facsimile number set forth on the signature page hereto executed by it, with copies to such Purchaser's representatives as set forth thereon, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party 5 days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttal evidence of personal service, receipt by facsimile, receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

        (i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

        (j) Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

        (k) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

        (l) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. Purchaser may assign its rights under this Agreement to any person or persons to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the Purchaser.

        (m) Survival. Unless this Agreement is terminated under Section 8(o) of this Agreement, the representations and warranties of the Company and the Purchaser contained in Sections 2 and 3 of this Agreement and the agreements and covenants set forth in Sections 3 and 4 of this Agreement shall survive until such time as no Securities remain outstanding. Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

        (n) Publicity. On or before the third business day following the Closing Date, the Company shall file a Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the material Transaction Documents (including, without limitation, this Agreement, the form of Note, and the form of Warrant as exhibits to such filing (including all attachments, the "8-K Filing"). Subject to the foregoing, neither the Company nor Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of Purchaser (although the Purchaser shall be consulted by the Company in connection with any such press release prior to its release and shall be given the opportunity to review its contents), to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations. The Company shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated by the Transaction Documents.

        (o) Termination. In the event that the Closing shall not have occurred with respect to the Purchaser on or before 30 Business Days from the date hereof due to the Company's or such Purchaser's failure to satisfy the conditions set forth in Sections 6 and 7 of this Agreement (and the nonbreaching party's failure to waive such unsatisfied conditions), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any non-breaching party to any other party, and the Company shall return any and all funds paid hereunder to the Purchaser no later than the close of business on the Business Day following such termination; provided, however, that if this Agreement is terminated pursuant to this Section 8(o).

        (p) Remedies. Purchaser and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Purchaser. The Company therefore agrees that the Purchaser shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

        IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                                       "COMPANY"

                                        SIPEX CORPORATION



                                        By: /s/ Frank R. DiPietro
                                        ----------------------------------------
                                        Frank R. DiPietro, Chief Financial
                                        Officer, Treasurer and Clerk




                 [Signature of the Purchaser on Following Page]

                              "PURCHASER"

                              S&F Financial Holdings Inc.



                              By: /s/ Christine Coghlan
                                  ------------------------------------------
                                  (signature of authorized representative)

                              Name: Christine Coghlan
                                    ----------------------------------------

                              Its:
                                    ----------------------------------------

                              Address:
                                       -------------------------------------
                              Telephone:
                                        ------------------------------------
                              Fax:
                                   -----------------------------------------

                              Tax I.D. or SSN:
                                               -----------------------------



                       [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                   EXHIBIT A

                                  FORM OF NOTE

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C

                         FORM OF PURCHASER QUESTIONNAIRE

                                    EXHIBIT D

                                  DEED OF TRUST

                                    EXHIBIT E

                                 PROFORMA POLICY

                                    EXHIBIT F

                            CERTIFICATE OF THE CLERK

                                   SCHEDULE A

                                WIRE INSTRUCTIONS